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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No.33-33013, No. 33-33063, No. 33-65157, and No. 33-68860 on Forms S-8 and
Registration Statement No. 33-45815 on Form S-3 of Network Equipment Technologies, Inc. of our reports dated April 16, 1997, appearing and incorporated by reference in this Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 31, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
June 23, 1997